REGISTRATION RIGHTS AGREEMENT

               This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this 1st day of November, 2000, by and between MDI Entertainment, Inc., a Delaware corporation (the "Company"), and eLot, Inc., a Virginia corporation ("eLot").

                                   W I T N E S S E T H :
                                   - - - - - - - - - -

               WHEREAS, eLot and the Company entered into a Stock Exchange Agreement of even date herewith (the "Stock Exchange Agreement") pursuant to which the Company has issued to eLot 444 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock") and a Warrant (the "Warrant") to purchase 555,556 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"); and

               WHEREAS, the Company desires to grant to eLot, and eLot desires to accept, certain registration rights concerning the shares of Common Stock into which the Series B Preferred Stock may be converted and for which the Warrant may be exercised, upon the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               1.1 Definitions. As used in this Agreement, the following words and phrases shall have the meanings set forth below:

               (a) Holder. Holder shall mean eLot and its successors and assigns.

               (b) Shares. Shares shall mean and include any and all shares of Common Stock issued upon conversion of the Series B Preferred Stock or upon exercise of the Warrant, and any other shares issued in respect of any stock split, stock dividend, reclassification, recapitalization or similar event.

               (c) Registration. "Register", "Registered", and "Registration" shall mean a registration of shares of Common Stock effected by preparing and filing a Registration Statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the order declaring the effectiveness of such Registration Statement.

               (d) Terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Stock Exchange Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

               2.1    Requests for Registration.

               (a) If at any time after the Closing Date, (but not within 120) days of a registration pursuant to Section 2.2), the Holder requests that the Company file a Registration Statement under the Act, the Company shall use its best efforts to cause such Shares as are specified in the request to be registered under the Act for public sale in accordance with the disposition specified in the notice from the Holder.

               (b) The Company is obligated to effect only one registration under Section 2.1(a).

               If the Shares are proposed to be sold in an underwritten offering, the Shares so registered shall be sold through underwriters acceptable to the Company and the Holder, which acceptances shall not be unreasonably withheld; and the Company and the Holder shall use their best efforts to effect firm commitment underwriting arrangements. If the Holder submits to the Company a list of potential underwriters, the Company shall be deemed to have accepted all or any such underwriters unless within fourteen (14) days after the receipt of such list, unless the Company shall have objected in writing to any such underwriters and set forth its reasons therefor.

               (c) If at the time of receipt of the request under this Section
2.1 the Company has publicly announced its intention to register any of its securities for a public offering under the Act, no registration of Shares shall be initiated under this Section 2.1 until ninety (90) days after the effective date of such registration unless the Company is no longer proceeding diligently to effect such registration, whether such registration is for the sale of securities for the Company's account or for the account of others.

               2.2 Company Registration. Whenever the Company proposes to register any of its Common Stock under the Act for a public offering for cash, whether as a primary or secondary offering (or pursuant to registration rights granted to holders of other securities of the Company), the Company shall, each such time, give the Holder written notice of its intent to do so. Upon the written request of the Holder given within (30) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration all of the Shares which the Holder requested to be registered;

provided (i) the Holder agrees (A) to sell the Shares in the same manner and on the same terms and conditions as the other Common Stock which the Company proposes to register if in connection with a sale of such shares through underwriters, or (B) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances if sold in the open market without any underwriters, and (ii) if the registration is to include Common Stock to be sold for the account of the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of the Holder's Shares is likely to have a material adverse affect on the marketing of the offering by the Company or the price it would receive, in which case the rights of the Holder shall be as provided in Section 2.6 hereof.

               2.3 Obligations of the Company. Whenever required under Section
2.1 to use its best efforts to effect the registration of any of the Shares, or to effect registration pursuant to Section 2.10, the Company shall, as expeditiously as reasonably possible take the actions set forth in the paragraphs below. Whenever required under Section 2.2 to use its best efforts to effect the registration of any of the Shares, or to effect registration pursuant to Section 2.10, the Company shall, as expeditiously as reasonably possible take the actions set forth in paragraphs (c), (d) and (e) below;

               (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a Registration Statement (which, in the case of all underwritten public offerings, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter) with respect to such Shares (not later than 60 days after the request of the Holder, in the case of a registration pursuant to Section 2.1) and use its best efforts to cause such Registration Statement to become effective as promptly as possible and remain effective for the period of distribution contemplated thereby; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days;

               (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to permit the disposition of all securities covered by such Registration Statement for the period of distribution contemplated thereby and to comply with regulations regarding the method of distribution;

               (c) Furnish to the Holder such number of copies of the Registration Statement and prospectus, including the preliminary Registration Statement and prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Shares owned by them;

               (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder or the managing underwriter for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify generally to do business as a foreign corporation or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything herein to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction;

               (e) Immediately notify the Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in the Registration Statement, as then in effect, would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such registrable securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (f) Use its best efforts (if the offering is underwritten) to furnish, at the request of the Holder, on the date that Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company, addressed to the underwriters and to the Holder, to such effect as may reasonably be requested by counsel for the underwriters or by the Holder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the Holder, covering such financial matters with respect to the registration as the underwriters or the Holder may reasonably request;

               (g) Make available for inspection by any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by an underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such underwriter or attorney, accountant or agent in connection with the Registration Statement; and

               (h) The period of distribution of Shares in a firm commitment or best efforts underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Shares in any other registration shall be deemed to extend until the sale of all Shares covered thereby.

               2.4 Furnish Information. The Holder shall furnish to the Company such information regarding it, the Shares held by it, and the intended method of disposition thereof as the Company shall reasonably request to assure compliance with Federal and applicable state securities laws.

               2.5 Expenses of Demand Registration. All expenses incurred in connection with any registration, whether pursuant to Section 2.1, 2.2 or 2.10, including without limitation all registration and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and fees and disbursements of one special counsel selected by and for the Holder (if different from counsel for the Company) shall be borne by the Company.

               2.6 Underwriting Requirements. In connection with any offering involving an underwriting of Common Stock being issued by the Company under
Section 2.2, the Company shall not be required under Section 2.2 to include any of the Holders' securities therein unless they accept and agree to the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, materially adversely affect the marketing of the offering by the Company. If the total number of Shares which the Holder requests to be included in any offering exceeds the number of such shares which the underwriters reasonably believe would not materially adversely affect the marketing of the offering, the Company shall only be required to include in the offering so many of the Shares as the underwriters believe will not jeopardize the success of the offering.

               2.7 Indemnification. In the event any of the Shares are included in a Registration Statement under this Section 2:

               (a) The Company will indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which it may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein, or allegedly necessary to make the statements therein not misleading; and will reimburse the Holder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however , that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder.

               (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such Registration Statement, each person, if any, who controls the Company within the meaning of the Act, and any underwriter for the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions.

               (c) Promptly after receipt by an indemnified party under this
        Section 2.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party under this Section 2.7, but the omission so to notify the indemnifying party will not relieve such party of any liability which such party may have to any indemnified party otherwise other than under this Section 2.7.

               (d) If recovery is not available under the foregoing indemnification provisions of this section, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(d) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement of omission, and any other equitable considerations appropriate under the circumstances; provided that in no event will the Holder be required to contribute an amount in excess of the original cost that the Company incurred arising from the inclusion of the Holder's Shares in that offering. The Company and the underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

               2.8 Reports Under the Securities Exchange Act of 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act, the Company shall (i) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Act or the Securities Exchange Act of 1934, as amended,
(ii) maintain in effect the registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended, and (iii) so long as the Holder owns any of the Shares, furnish in writing upon such Holder's request the following information: (A) the Company's name, address and telephone number, (B) the Company's Internal Revenue Service identification number, (C) the Company's SEC file number, (D) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company, (E) the average weekly volume of trading in such shares reported on all national securities exchanges during the four calendar weeks preceding the date of receipt of request by the Holder, and (F) whether the Company has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months. With respect to a rule or regulation of the SEC (other than Rule 144) which may at any time permit the Holder to sell Common Stock to the public without registration, the Company agrees to take such action as is reasonable to enable utilization of such rule.

               2.9 Limitations on Subsequent Registration Rights. From and after the date hereof, the Company will not, without the prior written consent of the Holder enter into any agreement with any holder or prospective holder of any securities of the Company which allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Section 2.1 hereof, unless the terms of such agreement provide that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Shares which are included.

               2.10 Registration on Form S-3. In addition to the rights provided to the Holders pursuant to Section 2.1 hereof, if the Company is then qualified for the registration of Shares under the Act on Form S-3 (or any similar form promulgated by the SEC), the Holder will have the right to request registration of Shares on Form S-3. In such event, the Company, as expeditiously as possible, will use its best efforts to effect qualification and registration on said Form S-3 of all or such portion of the Shares as the Holder shall specify; provided, however, that no more than two (2) such Registration Statements need be filed in any twelve (12) month period and that no registration of Shares shall be initiated under this Section 2.10 until 120 days after the effective date of a Registration Statement filed pursuant to Section 2.1, 2.2 or 2.10.

               2.11 Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of a registration statement covering the Shares, the Company notifies the Holder in writing of the existence of a Potential Material Event, the Holder shall not offer to sell any Shares, or engage in any other transaction involving or relating to the Shares, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided that the restrictions set forth in this sentence shall not apply for more than 90 days in any twelve month period and the 180 day effective period set forth in Section 2.3(a) shall be extended for each day during which such restriction applies. A "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

               2.12 The Holder agrees that, upon receipt of any notice from the Company of the happening of (i) any event of the kind described in Section 2.11 or (ii) an event of which the Company has knowledge, as a result of which the prospectus included the registration statement covering the Shares, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Holder will immediately discontinue disposition of the Shares pursuant the registration statement covering the Shares until such Holder's receipt of the copies of a supplemented or amended prospectus.

               2.13 The Company's obligation to register the Shares terminates
(i) on the date when the Holder may sell all of the Shares without volume or manner of sale restrictions pursuant to Rule 144 of the Securities Act or (ii) the date the Holder no longer owns any of the Shares.

                                   ARTICLE III

                                TAG ALONG RIGHTS

               On the date of this Agreement, Steven M. Saferin owns 3,870,169 shares of Common Stock of the Company. If Mr. Saferin (the "Selling Investor") shall receive and determine to accept any bona fide written offer (a "Notice of Offer") from a buyer (which shall include any person and its affiliates) to purchase or otherwise transfer for value, in one transaction or a series of related transactions, a number of shares equal to or greater than 5% of the Common Stock owned by him as of the date of this Agreement, eLot shall have the right to participate in such transaction in the manner set forth in this Section; provided that this Section shall not apply if all sales of Common Stock by the Selling Investor on or after the date of this Agreement amount in the aggregate to less than 1,000,000 shares of Common Stock (adjusted for stock dividends, stock splits, reverse stock splits, combinations, recapitalizations and reclassifications and other similar events affecting the Common Stock). The Selling Investor shall, promptly after its receipt of a Notice of Offer, send a copy thereof to the Company and eLot. eLot shall have the right to cause the Selling Investor to condition its sale to the buyer of any Common Stock owned by the Selling Investor on the simultaneous purchase by the buyer of such number of shares of Common Stock owned by eLot as eLot may designate by written notice delivered to the Selling Investor within 5 days following the date on which the Notice of Offer is received; provided, however, that eLot may not so designate for purchase a number of shares of the Company's Common Stock greater than that number owned by it (giving effect to conversion of Series B Preferred Stock and the exercise of the Warrant as of such date), multiplied by a fraction the numerator of which is the number of shares of the Company's Common Stock owned by the Selling Investor which are subject to the offer of the Buyer and the denominator of which is the total number of shares of the Company's Common Stock then owned by the Selling Investor as of the date of this Agreement. The purchase price for each share of the Company's Common Stock subject to the Notice of Offer and the terms of such purchase shall be the same as are applicable to the Selling Investor's sale and shall be set forth in such Notice of Offer. No seller shall receive in connection with sales pursuant to this subsection, any material consideration which is not shared with each other seller in proportion to the number of shares of Common Stock sold by each.

                                   ARTICLE IV

                                  MISCELLANEOUS

               4.1 Agreement is Entire Contract. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

               4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of law.

               4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               4.4 Title and Subtitles. The titles of the sections of this Agreement are for convenience and are not to be considered in construing this Agreement.

               4.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address provided in the Stock Exchange Account or at such other address as such party may designate by ten (10) days advance written notice to the other party.

               4.6 Amendment of Agreement. Except as expressly provided herein, any provision of this Agreement may be amended or waived by a written instrument signed by the Company and the Holder.

               4.7 Changes in Stock. If, and as often as, there are any changes in the common stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock also changed.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                            MDI ENTERTAINMENT, INC.


                                            By:  /s/ Steven M. Saferin
                                            --------------------------
                                            Name: Steven M. Saferin
                                            Title:President & Chief Executive
                                                  Officer

                                            ELOT, INC.


                                            By:   /s/ Robert Daum
                                            ---------------------
                                            Name: Robert Daum
                                            Title: Executive Vice President